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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated October 31, 2001 included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 33-60781 and 333-96097.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 21, 2001